SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )



Filed by the Co-Registrant                              __X__
Filed by a Party other than the Registrant              _____


Check the appropriate box:


_____  Preliminary Proxy Statement

_____ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)

__X__  Definitive Proxy Statement

_____  Definitive Additional materials

_____  Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12


--------------------------------------------------------------------------------
                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

             (Name of Co-Registrant as Specified in Their Charters)



Payment of Filing Fee (Check the appropriate box):

__X__  No fee required.

_____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

_____  Fee paid previously with preliminary materials.

                        [american century logo(reg.sm)]
                                    American
                                    Century


                                Proxy Statement

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

                              SEPTEMBER 24, 1998

                     IMPORTANT VOTING INFORMATION INSIDE!



                               TABLE OF CONTENTS


LETTER FROM THE CHAIRMAN ..................................................    1
PROXY STATEMENT SUMMARY ...................................................    2
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS .................................    6
DETAILED DISCUSSION OF PROXY ISSUES .......................................    8
SHARE OWNERSHIP ...........................................................    9
PROPOSAL 1: ELECTION OF DIRECTORS .........................................   10
PROPOSAL 2: APPROVAL OF MANAGEMENT AGREEMENT ..............................   15
PROPOSAL 3: RATIFICATION OF INDEPENDENT AUDITORS ..........................   18
PROPOSAL 4: ADOPTION OF STANDARDIZED FUNDAMENTAL
   INVESTMENT RESTRICTIONS ................................................   19
   Change #1: Diversification of Investments ..............................   20
   Change #2: Senior Securities ...........................................   21
   Change #3: Borrowing ...................................................   22
   Change #4: Lending .....................................................   22
   Change #5: Control and Concentration ...................................   23
   Change #6: Illiquid Securities .........................................   24
   Change #7: Other Investment Companies ..................................   25
   Change #8: Real Estate .................................................   26
   Change #9: Underwriting ................................................   27
   Change #10: Commodities ................................................   27
   Change #11: Unseasoned Issuers .........................................   28
   Change #12: Margin Purchases, Short Sales and Options ..................   29
OTHER MATTERS .............................................................   31
SCHEDULE I: NUMBER OF OUTSTANDING VOTES AS OF SEPTEMBER 4, 1998 ...........   32
APPENDIX I: PROPOSED MANAGEMENT AGREEMENT .................................   33
APPENDIX II: PROPOSED STANDARD FUNDAMENTAL
   INVESTMENT RESTRICTIONS ................................................   38
APPENDIX III: CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS .................   39


        TABLE OF CONTENTS                 AMERICAN CENTURY INVESTMENTS



                           LETTER FROM THE CHAIRMAN

                         AMERICAN CENTURY INVESTMENTS
                               4500 MAIN STREET
                          KANSAS CITY, MISSOURI 64111

                              September 24, 1998

Dear Investor,

   I am writing to inform you of the upcoming Special Meeting of Shareholders of American Century Variable Portfolios, Inc. You have selected one or more of the Variable Portfolios Funds as an investment option for a variable life or variable annuity contract purchased through an insurance company. All outstanding shares of the Funds are owned by such insurance companies, and they are the only shareholders entitled to attend and vote at the Special Meeting. WHILE YOU CANNOT ATTEND OR VOTE AT THE SPECIAL MEETING, YOU ARE BEING ASKED TO PROVIDE VOTING INSTRUCTIONS TO YOUR INSURANCE COMPANY on important proposals affecting your investment.

   I'm sure that you, like most people, lead a busy life and are tempted to put these materials aside for another day. Please don't. When investors do not return their voting instruction cards, additional expenses are incurred to pay for follow-up mailings and telephone calls. Please take a few minutes to review this proxy statement; fill in, sign and date the voting instruction card; and return it to your insurance company today. If you have invested in more than one of the Funds through a single insurance product, or if you have invested in the Funds through multiple insurance products, you will receive a separate voting instruction card for each of the Funds and insurance products. Please be sure to sign and return each voting instruction card you receive.

   The Board of Directors for the Variable Portfolios Funds has unanimously approved these proposals and recommends a vote "FOR" each of them. If you have any questions regarding the issues to be voted on or need assistance in completing your voting instruction card, please contact American Century at 1-800-345-3533, extension 4001.

   I appreciate you taking the time to consider these important proposals. Thank you for investing with American Century and for your continued support.

                                    Sincerely,

                                    /s/James E. Stowers, Jr.
                                    James E. Stowers, Jr.
                                    Chairman of the Board


       PROXY STATEMENT                                                     1


                            PROXY STATEMENT SUMMARY

   The following Q&A is a brief summary of the proposals to be considered at the Special Meeting. The information below is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement. Accordingly, please read all the enclosed proxy materials before voting.

   If you have invested in more than one of the Funds through a single insurance product, or if you have invested in the Funds through multiple insurance products, you may receive additional Proxy Statements and voting instruction cards in a separate mailing. It is important that you fill in and return ALL voting instruction cards that you receive. Please remember to do so as soon as possible.

   WHEN WILL THE SPECIAL MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

   The meeting will be held on Monday, November 16, 1998, at 10 a.m. Central time at the Company's offices at 4500 Main Street, Kansas City, Missouri. Only shareholders who own shares on the record date are entitled to vote. The record date for the meeting is the close of business on September 4, 1998.

   Because all of the Company's outstanding shares are owned by insurance companies that use these shares as funding options for their variable life insurance policies and variable annuity contracts, those insurance companies are the only shareholders entitled to attend and vote at the Special Meeting. POLICY/CONTRACT HOLDERS ARE NOT ENTITLED TO ATTEND OR VOTE AT THE MEETING, BUT ARE ENTITLED TO PROVIDE VOTING INSTRUCTIONS TO THE INSURANCE COMPANIES THROUGH WHICH THEY HAVE INVESTED IN THE FUNDS.

   WHAT IS BEING VOTED ON AT THE SPECIAL MEETING?

   The Company's Board of Directors is recommending that shareholders consider the following proposals:

   PROPOSAL                                                  FUNDS AFFECTED
   ----------------------------------------------------------------------------
   1.  To elect a Board of Directors of nine members.              All
   2.  To approve a Management Agreement                           All
       with American Century Investment
       Management, Inc. ("ACIM").
   3.  To ratify the selection of Deloitte & Touche LLP            All
       as independent auditors.
   4.  To approve the adoption of standardized                All Except VP
       fundamental investment limitations.                   Income & Growth
   5.  To transact such other business as may                     All
       properly come before the meeting or any
       adjournment thereof, although we are not aware of any other items to be considered.


2        PROXY STATEMENT SUMMARY           AMERICAN CENTURY INVESTMENTS


   HOW DO THE DIRECTORS RECOMMEND THAT I VOTE ON THESE PROPOSALS?

   The Directors unanimously recommend that you vote "FOR" each proposal.

   WHO ARE THE NOMINEES FOR DIRECTOR? HAVE ALL OF THEM BEEN ELECTED BEFORE?

   The Board of Directors has proposed that shareholders elect nine members to the Board of Directors. The nominees are:

               Thomas A. Brown                  Lloyd T. Silver, Jr.
               Robert W. Doering, M.D.          James E. Stowers, Jr.
               Andrea C. Hall, Ph.D.            James E. Stowers III
               D.D. (Del) Hock                  M. Jeannine Strandjord
               Donald H. Pratt

   Each of these individuals is currently serving as a Director, but Dr. Hall, Mr. Hock and Mr. Pratt are being considered by shareholders for the first time. A full discussion of the proposal to elect Directors begins on page 10.

   WHAT CHANGES TO THE MANAGEMENT AGREEMENT ARE BEING PROPOSED?

   The proposed Management Agreement is only slightly different from the current Management Agreement. Most significantly, it will change the fee schedules for VP Capital Appreciation, VP International, VP Value and VP Balanced by creating breakpoints that trigger fee reductions as assets increase to specified levels. These breakpoints will result in an immediate fee reduction for VP Balanced and, based on its asset level as of September 4, 1998, VP International. Effective October 1, 1998, ACIM intends to voluntarily waive a portion of its management fee to reflect this reduced fee schedule. Neither the proposed Management Agreement nor the voluntary fee waiver will change the fee payable by VP Income & Growth or VP Advantage.

   The proposed Management Agreement also will formalize an agreement between the Funds and ACIM with respect to the Funds' names and explicitly permit ACIM to contract with third parties for services it provides to the Funds.

   A full discussion of the proposal to approve the Management Agreement begins on page 15.

   WHAT IS THE "RATIFICATION" OF THE INDEPENDENT AUDITORS? HAVE SHAREHOLDERS VOTED ON DELOITTE & TOUCHE LLP BEFORE?

   The Investment Company Act requires the Board of Directors to select independent auditors for the Funds and also requires it to submit its selection to the shareholders for approval (technically called a "ratification") at their next meeting following the selection. The Board of Directors, in part to provide uniform auditors for the Funds, selected Deloitte & Touche LLP in late 1996. This meeting is the first opportunity for shareholders to vote on the selection of Deloitte & Touche.

   A full discussion of the proposal to ratify the selection of Deloitte & Touche begins on page 18.


        PROXY STATEMENT                        PROXY STATEMENT SUMMARY        3


   WHY  AM  I  BEING  ASKED  TO  ADOPT   STANDARDIZED   FUNDAMENTAL   INVESTMENT
RESTRICTIONS?

   Currently, all of the Funds except VP Income & Growth have fundamental investment restrictions that vary from those of the other American Century-managed funds. The Funds also have investment restrictions that reflect legal and other requirements that are no longer applicable to the Funds. In the interest of efficiency in fund management and compliance, the Board of Directors believes the Funds' fundamental investment restrictions and policies should conform with American Century's standard formulations. These standards reflect current industry practice and will allow the Funds to respond to changes in regulatory and industry practice without the expense and delay of a shareholder vote.

   IT SHOULD BE NOTED THAT THE ADOPTION OF THE PROPOSED CHANGES IS NOT EXPECTED TO MATERIALLY AFFECT THE WAY THE FUNDS ARE MANAGED.

   A full discussion of the specific changes, as well as a further discussion of the benefits of standardization, begins on page 19.

   WHEN WILL THE PROPOSALS TAKE EFFECT IF THEY ARE APPROVED?

   All proposals will be effective immediately upon approval.

   WHO IS ASKING FOR MY VOTE?

   The Board of Directors is asking the insurance companies that offer the Funds as funding options for their variable life insurance policies and variable annuity contracts to sign and return proxies so their votes can be cast at the Special Meeting. (In the unlikely event the meeting is adjourned, these proxies would also be voted at the reconvened meeting.) The insurance companies, in turn, are asking you, as a policy/contract holder with assets allocated to one or more of the Funds, to sign and return the enclosed voting instruction card. The insurance companies will vote at the Special Meeting in accordance with the instructions of their policy/contract holders.

   HOW DO I VOTE MY SHARES?

   As previously noted, all of the outstanding shares of the Company are owned of record by insurance companies. Accordingly, those insurance companies are the only shareholders of the Company entitled to attend, either in person or by proxy, and vote shares at the Special Meeting. OWNERS OF THE POLICIES/CONTRACTS ISSUED BY THE INSURANCE COMPANIES ARE NOT ENTITLED TO ATTEND OR VOTE SHARES AT THE SPECIAL MEETING. The insurance companies, however, are using these proxy materials to solicit voting instructions from policy/contract owners, like you, who are entitled under the terms of their policies/contracts to instruct the insurance companies how to vote Company shares at the Special Meeting. Your instructions are important, so please fill in, sign and date the enclosed voting instruction card and return it promptly in the manner requested by your insurance company.


4        PROXY STATEMENT SUMMARY           AMERICAN CENTURY INVESTMENTS


   IF I SEND MY  VOTING  INSTRUCTIONS  IN NOW AS  REQUESTED,  CAN I CHANGE  THEM
LATER?

   The ability of policy/contract owners to revoke voting instructions given to their insurance companies is governed by the terms of their individual policies/contracts. For a description of the revocability of voting instructions, please refer to the prospectus of your insurance company's separate account or the terms of your policy/contract. Any proxy given by the insurance companies to the Company may be revoked at any time, by written notice, to the Company prior to the Special Meeting, or by an authorized representative of the insurance company attending the Special Meeting and voting in person.

   If you have any questions regarding the Proxy Statement or need assistance in voting your shares, please call American Century at 1-800-345-3533.


        PROXY STATEMENT                        PROXY STATEMENT SUMMARY        5


                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS

                        TO BE HELD ON NOVEMBER 16, 1998

                         American Century Investments
                               4500 Main Street
                               P. O. Box 419385
                       Kansas City, Missouri 64141-6385
                                1-800-345-3533

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the various series (each a "Fund" and, collectively, the "Funds") of American Century Variable Portfolios, Inc., a Maryland corporation (the "Company"), will be held at the Company's offices at 4500 Main Street, Kansas City, Missouri, on Monday, November 16, 1998, at 10 a.m. Central time, for the following purposes:

   1. To elect a Board of Directors of nine members to hold office until their successors are duly elected and qualified;

   2. To vote on the approval of a Management Agreement with American Century Investment Management, Inc.;

   3. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Company;

   4. To approve the adoption of standardized investment limitations by amending or eliminating certain of the Company's current fundamental investment restrictions; and

   5. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Shareholders of record as of the close of business on September 4, 1998, are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. All outstanding shares of the Company are owned of record by insurance companies that utilize such shares as funding options for variable life insurance policies and variable annuity contracts sold by those insurance companies. Accordingly, those insurance companies are the only shareholders of the Company entitled to attend and vote at the Special Meeting. POLICY/CONTRACT HOLDERS ARE NOT ENTITLED TO ATTEND OR VOTE AT THE SPECIAL MEETING. The insurance companies, however, are using these proxy materials to solicit voting instructions from those policy/contract holders entitled to instruct the insurance companies how to vote Company shares at the Special Meeting. YOUR INSTRUCTIONS ARE IMPORTANT, SO PLEASE FILL IN, SIGN AND DATE THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT TO YOUR INSURANCE COMPANY PROMPTLY.


6  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS      AMERICAN CENTURY INVESTMENTS


   This is a combined Notice of Meeting and Proxy Statement for the Funds. Your voting instructions will apply only to those matters being considered by your Fund. If you have invested in more than one of the Funds through a single insurance product, or if you have invested in the Funds through multiple insurance products, you have received a separate voting instruction card for each of the Funds and insurance products. Please complete, sign and return all voting instruction cards.

   The Board of Directors of the Company unanimously recommends that you cast your vote "FOR" each of the proposals.

September 24, 1998            BY ORDER OF THE BOARD OF DIRECTORS

                              Patrick A. Looby
                              Vice President and Secretary


        PROXY STATEMENT      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS        7


                              DETAILED DISCUSSION
                                OF PROXY ISSUES

   The Board of Directors of American Century Variable Portfolios, Inc. (the "Company") is soliciting proxies in connection with a Special Meeting of Shareholders to be held on Monday, November 16, 1998, at the Company's offices at 4500 Main Street, Kansas City, Missouri, at 10 a.m. Central time, and any adjournments thereof. The shares of the Company's capital stock are issued in series representing different investment portfolios. A single series is called a "Fund," while the series as a group is called the "Funds."

   The costs of soliciting proxies, including the cost of preparing and mailing this combined Notice of Meeting and Proxy Statement, will be paid by American Century Investment Management, Inc. (referred to in this Proxy Statement as "ACIM"), the investment manager of each Fund. These materials are being mailed first to shareholders around September 24, 1998. Supplemental solicitations for the meeting may be made by ACIM or your insurance company, either personally or by mail, telephone or facsimile.

   VOTING OF PROXIES. As previously noted, all outstanding shares of the Company are owned of record by insurance companies. Accordingly, those insurance companies are the only shareholders of the Company entitled to attend, either in person or by proxy, and vote shares at the Special Meeting. OWNERS OF THE POLICIES/CONTRACTS ISSUED BY THE INSURANCE COMPANIES ARE NOT ENTITLED TO ATTEND OR VOTE SHARES AT THE SPECIAL MEETING. The insurance companies, however, are using these proxy materials to solicit voting instructions from those policy/contract owners entitled under the terms of their policies/contracts to instruct the insurance companies how to vote Company shares at the Special Meeting.

   The ability of policy/contract owners to revoke voting instructions given to their insurance companies is governed by the terms of their individual policies/contracts. For a description of the revocability of voting instructions, please refer to the prospectus of your insurance company's separate account or the terms of your policy/contract. Any proxy given by the insurance companies to the Company may be revoked at any time by written notice to the Company prior to the Special Meeting, or by an authorized representative of the insurance company attending the Special Meeting and voting in person.
Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

   Each share of each Fund gets one vote for each dollar of a Fund's net asset value the share represents. The number of outstanding votes of each Fund, as of the close of business on September 4, 1998, is shown on Schedule I, which you will find at the end of this Proxy Statement.


8      DETAILED DISCUSSION OF PROXY ISSUES   AMERICAN CENTURY INVESTMENTS


   Only those shareholders owning shares as of the close of business on September 4, 1998, may vote at the meeting or any adjournments thereof. If we do not receive enough "FOR" votes by November 16, 1998, to approve the proposals being considered at the meeting, the named proxies may propose adjourning the meeting to allow the gathering of more proxy votes. An adjournment requires a vote "FOR" by a simple majority (i.e., one more than half) of the votes present at the meeting (whether in person or by proxy). The named proxies will vote the "FOR" votes they have received in favor of the adjournment, and any "AGAINST" or "ABSTAIN" votes will count as votes against adjournment.

   Abstentions will be counted for purposes of determining whether or not a quorum is present for purposes of the meeting, but will, however, be considered to be votes against the proposals. We do not expect to receive any broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) because all outstanding shares of the Company are owned of record by insurance companies entitled to vote the shares. Nevertheless, any broker non-votes will be treated in the same manner as abstentions.

   INVESTMENT MANAGER. ACIM is each Fund's investment manager. American Century Services Corporation ("ACSC"), an affiliate of ACIM, provides each Fund with transfer agency services. ACIM and ACSC are wholly owned subsidiaries of American Century Companies, Inc. ("ACC"). The mailing address of ACC, ACIM, ACSC and the Funds is P.O. Box 419385, Kansas City, Missouri 64141-6385.

   UNDERWRITER. Funds Distributor, Inc. ("FDI") is each Fund's principal underwriter. FDI's mailing address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

   ANNUAL REPORT. Each Fund will furnish, without charge, a copy of its most recent annual report and semiannual report upon request. To request these materials, please call American Century at 1-800-345-3533.

                                SHARE OWNERSHIP

   The following table sets forth, as of September 4, 1998, the share ownership of those shareholders known by ACIM to own more than 5% of a Fund's outstanding shares. All shares of the Funds are held for the benefit of the holders of variable life insurance policies and variable annuity contracts issued by insurance companies. Such shares are held in one or more separate accounts established by such insurance companies to hold the shares.


        PROXY STATEMENT                                SHARE OWNERSHIP        9


                                                     Percent of
                                                     Outstanding
Name of Record Owner    Fund                        Shares Owned        Shares
-------------------------------------------------------------------------------
IDS Insurance           VP Value                        64.6%         27,377,283
-------------------------------------------------------------------------------
Nationwide              VP Value                        32.5%         13,785,961
                        VP Capital Appreciation         64.6%         33,530,479
                        VP International                89.5%         47,921,477
                        VP Balanced                     77.3%         24,818,678
                        VP Advantage                    98.8%          3,864,667
                        VP Income & Growth              95.7%          8,447,185
-------------------------------------------------------------------------------
Mutual of America       VP Capital Appreciation         9.0%           4,664,658
-------------------------------------------------------------------------------
Great West Life         VP Capital Appreciation         7.6%           3,947,292
and Annuity
-------------------------------------------------------------------------------
Penn Mutual Life        VP Capital Appreciation         6.5%           3,378,368
Insurance
-------------------------------------------------------------------------------
Lincoln National        VP Capital Appreciation         6.4%           3,344,084
                        VP Balanced                     14.6%          4,684,775
-------------------------------------------------------------------------------

                                     PROPOSAL 1:
                                 ELECTION OF DIRECTORS

NOMINEES

   At the meeting, the Company's shareholders will be asked to elect nine members of the Company's Board of Directors. It is intended that all proxies will be voted for the election of the nine persons named below as Directors, unless such authority has been withheld in the proxy. All nominees are currently Directors of the Company, but Dr. Hall and Messrs. Hock and Pratt are being considered by shareholders for the first time. The term of office of each person elected will be until his or her successor is duly elected and shall qualify. The Company does not intend to hold regular annual meetings of shareholders. Information regarding each nominee is set forth following his or her name below.

Name                       Age    Principal Occupation                   Director Since
--------------------------------------------------------------------------------------
Thomas A. Brown            58     Retired Chief Executive Officer,            1987
                                  Associated Bearing Company

Robert W. Doering, M.D.    65     Retired, formerly General Surgeon           1987

Andrea C. Hall, Ph.D.      53     Senior Vice President and Associate         1997
                                  Director, Midwest Research Institute


10   PROPOSAL 1                           AMERICAN CENTURY INVESTMENTS


Name                       Age    Principal Occupation                   Director Since
--------------------------------------------------------------------------------------

D.D. (Del) Hock            63     Retired Chairman, Public Service            1996
                                  Company of Colorado;
                                  Director, Serv-Tech, Inc.;
                                  Director, Hathaway Corporation

Donald H. Pratt            60     President and Director,                     1995
                                  Butler Manufacturing Company

Lloyd T. Silver, Jr.       70     Retired President, LSC, Inc.,               1987
                                  Manufacturers' Representative

James E. Stowers, Jr.*     74     Chairman of the Board and Director,         1987
                                  ACC, ACSC and ACIM

James E. Stowers III*      39     Chief Executive Officer                     1990
                                  and Director, ACC, ACSC and ACIM

M. Jeannine Strandjord     52     Senior Vice President and Treasurer,        1994
                                  Sprint Corporation; Director, DST
                                  Systems, Inc.
-------------------------------

   * Denotes Directors who are "interested persons" (as defined by the Investment Company Act) of ACIM. Messrs. Stowers, Jr. and Stowers III are considered interested persons because they serve as officers of, and have ownership interests in, ACC and its affiliated entities. Messrs. Stowers, Jr. and Stowers III also serve in similar capacities for other funds managed by ACIM and its affiliates. Mr. Stowers, Jr. controls ACC by virtue of his control of a voting majority of its stock. Mr. Stowers, Jr.
      is the father of Mr. Stowers III.

   Each of the nominees was unanimously nominated by the Board of Directors and each has agreed to serve as a Director. If any unforeseen event prevents one or more of the nominees from serving as a Director, your votes will be cast (unless you have elected to withhold authority as to the election of Directors) for the election of such person or persons as the Board of Directors shall nominate. Unless otherwise instructed, the proxies will vote for the election of each Director.

 COMMITTEES

   The Board of Directors has established four standing committees: an Executive
Committee,   an  Audit  Committee,  a  Compliance  Committee  and  a  Nominating
Committee.

   Messrs. Stowers, Jr. (chair), Stowers III and Pratt serve on the Executive Committee of the Board of Directors. The Executive Committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole Board.

   Ms. Strandjord (chair), Dr. Doering and Mr. Hock serve on the Audit Committee. The functions of the Audit Committee include recommending the engagement of the Funds' independent auditors, reviewing the arrange-


      PROXY STATEMENT                                            PROPOSAL 1   11


ments for and scope of the annual audit, reviewing comments made by the independent auditors with respect to internal controls and the considerations given or the corrective action taken by management, and reviewing nonaudit services provided by the independent auditors.

   Messrs. Brown (chair), Pratt and Silver and Dr. Hall serve on the Compliance Committee. The functions of the Compliance Committee include reviewing the results of the Funds' compliance testing program, reviewing quarterly reports from ACIM to the Board regarding various compliance matters, and monitoring compliance with the Funds' Code of Ethics.

   The Nominating Committee has as its principal role the consideration and recommendation of individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders. Shareholders wishing to recommend Board nominees should submit their recommendations in writing to the Secretary of the Company at the address shown on page 31. Recommendations should include the submitting shareholder's name and address and pertinent information about the proposed nominee similar to that set forth in this Proxy Statement for Board nominees, including current principal occupation and employment, principal positions held during the last five years and a list of all companies that the individual serves as a director. The Nominating Committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the Nominating Committee are Messrs. Pratt (chair), Hock and Stowers III.

   During the 12 months ended December 31, 1997, the Board of Directors met seven times. During the same period, the Executive Committee met two times, the Audit Committee met four times, the Compliance Committee met four times and the Nominating Committee met once. No director attended fewer than 75% of the total number of Board meetings and meetings of committees on which such Director served.

EXECUTIVE OFFICERS

   In addition to Messrs. Stowers, Jr. and Stowers III, the persons listed below are executive officers of the Company. Each of these individuals serves in similar capacities for other funds advised by ACIM. The Company's officers serve for terms of one year and until their successors are chosen and qualify. However, the Board may remove any officer whenever, in its judgment, such removal would serve the Company's best interests.

   GEORGE A. RIO, 43, President; Executive Vice President and Client Service Director of FDI. Prior to joining FDI, Mr. Rio served as Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds (June 1995 to


12   PROPOSAL 1                                 AMERICAN CENTURY INVESTMENTS


March 1998). Before that, he served as Director of Business Development for First Data Corporation (May 1994 to June 1995) and Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company, Inc. (September 1983 to May 1994).

   MARYANNE ROEPKE, CPA, 42, Vice President, Treasurer and Principal Accounting Officer; Vice President, ACSC.

   PATRICK A. LOOBY, 39, Vice President; Vice President, ACSC.

   CHRISTOPHER J. KELLEY, 33, Vice President; Vice President and Associate General Counsel of FDI. Prior to joining FDI, Mr. Kelley served as Assistant Counsel at Forum Financial Group (from April 1994 to July 1996) and before that, as a compliance officer for Putnam Investments (from 1992 to 1994).

   MARY A. NELSON, 34, Vice President; Vice President and Manager of Treasury Services and Administration of FDI. Prior to joining FDI, Ms. Nelson served as Assistant Vice President and Client Manager for The Boston Company, Inc. (from 1989 to 1994).

   ROBERT J. LEACH, CPA, 32, Controller.

   MERELE A. MAY, 35, Controller.

   C. JEAN WADE, CPA, 34, Controller.

 COMPENSATION

   The Directors of the Company serve as Directors for 31 of the 69 funds advised by ACIM. Each non-interested Director (i.e., each Director other than Mr. Stowers, Jr. and Mr. Stowers III) receives for service as a member of the Board of all 31 funds an annual Director's fee of $44,000, and an additional fee of $1,000 per regular Board meeting attended and $500 per special Board meeting and per committee meeting attended. In addition, those Directors who also serve as chair of a committee of the Board of Directors receive an additional $2,000 for acting as chair. These fees and expenses are divided among the 31 funds based upon their relative net assets. Under the terms of the management agreement with ACIM, the Funds are responsible for paying such fees and expenses.

   The following table sets forth the total compensation received by each non-interested Director from the Company for its most recent fiscal year, as well as the total compensation received by each Director from the American Century family of funds as a whole for the 12 months ended December 31, 1997. Messrs. Stowers, Jr. and Stowers III receive no compensation from the Funds for serving as Directors. The salaries of Messrs. Stowers, Jr. and Stowers III are paid by ACIM. No officer of the Funds received compensation from the Funds during its most recent fiscal year. No Director receives pension or retirement benefits from the Funds.


        PROXY STATEMENT                                     PROPOSAL 1       13


Company                       Brown      Doering     Hall        Hock        Pratt      Silver   Strandjord
-----------------------------------------------------------------------------------------------------------

American Century
Variable Portfolios, Inc.*  $  1,358     $  1,319   $   235    $  1,318    $  1,358    $  1,305   $  1,327

TOTAL COMPENSATION
FROM ALL AMERICAN
CENTURY COMPANIES            $51,000     $49,508    $8,833       $49,500    $51,000    $49,000     $49,833
-------------------------------

   *  Includes  amounts  deferred  at the  election of the  Directors  under the
      Amended and Restated  American Century Mutual Funds Deferred  Compensation
      Plan  for   Non-Interested   Directors.   The  total  amount  of  deferred
      compensation  included in the  preceding  table is as follows:  Mr. Brown,
      $6,900;  Dr.  Doering,  $0; Dr. Hall,  $0; Mr. Hock,  $42,333;  Mr. Pratt,
      $15,180; Mr. Silver, $42,333; and Ms. Strandjord, $36,590.

DEFERRED COMPENSATION

   In November 1997, the Company adopted the Amended and Restated American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors (the "Plan"). Under the Plan, the non-interested person Directors may defer receipt of all or any part of the fees to be paid to them for serving as Directors of the Company.

   Under the Plan, all deferred fees are credited to an account established in the name of the participating Director. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more American Century mutual funds that are selected by the participating Director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of funds from time to time.

   No deferred fees are payable until such time as a participating Director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances in either a lump sum payment or in payments made over a period not to exceed 10 years. Upon the death of a Director, all remaining deferred fee account balances are paid to the Director's beneficiary or, if none, to the Director's estate.

   The Plan is an unfunded plan and, accordingly, the Company has no obligation to segregate assets to secure or fund the deferred fees. The rights of Directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the Company. The Plan may be terminated at any time by the administrative committee of the Plan. If terminated, all deferred fee account balances will be paid in a lump sum.

VOTING INFORMATION

   Each nominee will be elected to the Board of Directors of the Company if he or she receives the approval of a simple majority (i.e., one more than half) of the votes of the Company represented at the meeting, provided at least a


14   PROPOSAL 1                                    AMERICAN CENTURY INVESTMENTS


quorum (50% of the outstanding votes) is represented in person or by proxy. By completing a proxy, an insurance company gives the named proxies the right to cast its votes. If you wish to instruct your insurance company to withhold authority for any nominees, you may do so as explained on the enclosed voting instruction card.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ALL NOMINEES.

                                  PROPOSAL 2:
                            APPROVAL OF MANAGEMENT
                                   AGREEMENT

 SUMMARY

   ACIM has served as investment manager to each of the Funds since their inceptions. The Company currently has a Management Agreement with ACIM, pursuant to which ACIM provides, or arranges for the provision of, all services required by the Funds, and pays essentially all the expenses of the Funds in exchange for one "all-inclusive" management fee.

   Before deciding to recommend the proposed Management Agreement to the shareholders, the Board conducted an extensive review of the historical expense and performance rankings of the Funds; Fund profitability and the profitability of publicly held fund companies; statistics regarding brokerage and commissions, shareholder service reviews; and various supplemental data pertaining to the Funds' management and operations. Based on this review, the Board decided to recommend approval of the proposed Management Agreement.

   The proposed Management Agreement will create asset breakpoints in the fee schedules for VP Capital Appreciation, VP International, VP Value and VP Balanced. These breakpoints will trigger fee reductions as Fund assets increase to specified levels. The breakpoints will result in immediate fee reductions for VP Balanced and, based on its asset level as of September 4, 1998, VP International. Effective October 1, 1998, ACIM intends to voluntarily waive a portion of its management fee to reflect this reduced fee schedule.

   The proposed Management Agreement also will add a provision that formalizes an agreement between the Funds and ACIM with respect to ACSC's ownership of the name "American Century," which appears as part of the names of the Funds. Finally, the proposed Management Agreement expressly will permit ACIM to contract with third parties for services it provides to the Funds. The complete text of the proposed Management Agreement is set forth in Appendix I to this Proxy Statement.


        PROXY STATEMENT                                     PROPOSAL 2       15


   The current Management Agreement between ACIM and the Company, which is dated August 1, 1994, was last approved by the Company's shareholders at their most recent annual meeting, in keeping with the Funds' standard practice at that time, on July 29, 1994.

 DESCRIPTION OF MANAGEMENT AGREEMENT

   The functions and responsibilities of ACIM under the existing agreement and the proposed Management Agreement are identical. The agreements require ACIM to:

   (1)supervise and manage the investment portfolios of the Funds and direct the purchase and sale of investment securities, subject only to any directions of the Board of Directors, and

   (2)pay all the expenses of the Funds except brokerage, taxes, interest, portfolio insurance, fees and expenses of the non-interested person Directors (including counsel fees) and extraordinary expenses.

   As manager, ACIM provides the Company with the physical facilities and personnel required to carry on the business, such as office space, office furniture, fixtures and equipment, office supplies, computer hardware and software and salaried and hourly paid personnel. In exchange for the services it provides, ACIM receives a specified percentage fee of the assets of each Fund managed. ACIM may, at its expense, employ others to supply all or any part of the required facilities and personnel.

   The proposed Management Agreement would affect the management fees for the Funds as follows:

                                    Current                   Proposed               Assets as of
Fund                            Management Fee             Management Fee          September 4, 1998
----------------------------------------------------------------------------------------------------

VP Capital Appreciation    1.00% on all assets    1.00% on first $500 million    $371,047,936.66
                                                  0.95% on next $500 million
                                                  0.90% thereafter

VP International           1.50% on all assets    1.50% on first $250 million    $375,512,423.31
                                                  1.20%  on  next  $250  million
                                                  1.10% thereafter

VP Value                   1.00% on all assets    1.00% on first $500 million    $249,084,176.19
                                                  0.95% on next $500 million
                                                  0.90% thereafter

VP Balanced                1.00% on all assets    0.90% on first $250 million    $237,468,087.04
                                                  0.85% on next $250 million
                                                  0.80% thereafter

VP Income & Growth         0.70% on all assets    No Change                      $ 47,117,585.10

VP Advantage               1.00% on all assets    No Change                      $ 24,059,561.93

     The following table sets forth the management fees paid by the Funds to ACIM under the current Management Agreement during the Funds' most recent fiscal year, the management fees the Funds would have paid to ACIM


16   PROPOSAL 2                                    AMERICAN CENTURY INVESTMENTS


had the proposed Management Agreement been in effect during that period, and the difference between the two. Please note that the fees shown in the table do not reflect any expenses, including sales load, that may be charged by your insurance company in connection with your variable life insurance policy or variable annuity contract investment in the Funds.

----------------------------------------------------------------------------
                                      Management Fees
                                     ----------------
                                                                  Change from
                                Current           Proposed          Current
                              Management         Management       Management
Fund                           Agreement          Agreement        Agreement
----------------------------------------------------------------------------

VP Capital Appreciation       $10,378,984       $10,093,534         -2.75%
VP International                2,659,531         2,659,531           None
VP Value                          985,188           985,188           None
VP Balanced                     2,346,260         2,110,558         -10.05%
VP Income & Growth                  1,270             1,270           None
VP Advantage                      249,354           249,354           None

   As indicated by the following table, ACIM also acts as the investment adviser with respect to other American Century funds having investment objectives similar to those of the listed VP Funds.

                                                 Assets as of
VP Fund              Comparable Fund           September 4, 1998       Management Fee
--------------------------------------------------------------------------------------------

VP International     American Century       $2,267,176,326.57          1.50% on first $1 billion
                     International Growth                              1.20% on next $1 billion
                                                                       1.10% thereafter

VP Value             American Century       $1,978,809,986.10          1.00% on all assets
                     Value

VP Balanced          American Century       $   901,206,280.50         1.00 % on all assets
                     Balanced

VP Income & Growth   American Century       $3,050,080,153.00          0.70% on all assets*
                     Income & Growth
-------------------------------

   *  The fund's management fee decreases as fund assets increase.

 ADDITIONAL INFORMATION REGARDING ACIM

   ACIM is a wholly owned subsidiary of American Century Companies, Inc. ("ACC"), a financial services firm headquartered in Kansas City, Missouri. ACC's principal offices are located at 4500 Main Street, Kansas City, Missouri 64111. James E. Stowers, Jr., James E. Stowers III and William M. Lyons, President and Chief Operating Officer of ACC, constitute the Board of Directors of ACIM. Mr. Stowers, Jr., Chairman of the Board of the


   PROXY STATEMENT                                               PROPOSAL 2   17


Company and ACC, controls ACC by virtue of his control of a voting majority of its stock.

 VOTING INFORMATION

   For a Fund to approve the Management Agreement, the proposal must receive an affirmative vote of (i) 67% or more of the votes of the Fund present at the meeting, so long as the holders of more than 50% of the Fund's outstanding votes are present or represented by proxy; or (ii) more than 50% of the outstanding votes of the Fund, whichever is less.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE MANAGEMENT AGREEMENT.

                                  PROPOSAL 3:
                          RATIFICATION OF INDEPENDENT
                                   AUDITORS

   The Investment Company Act, which is the primary federal law that regulates the Company, requires every registered investment company to be audited at least once a year by independent auditors selected by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act). The Investment Company Act also requires that the selection be submitted for ratification by the shareholders at their next meeting following the selection.

   At the meeting, the Company's shareholders will be asked to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors. The Board of Directors chose Deloitte & Touche upon the recommendation of the Audit Committee of the Board following an exhaustive selection process during which the Audit Committee reviewed proposals and conducted interviews with representatives from each of the "Big Six" accounting firms and one regional firm with significant investment company experience. The Board selected Deloitte & Touche in late 1996 based upon its expertise as an auditor of investment companies, the quality of its audit services, its commitment of experienced audit personnel to the Funds, its tax and international experience in the mutual fund area and its use and commitment of technology in performing its audit functions. Deloitte & Touche has served as the Company's independent auditor since its selection by the Board.

   Deloitte & Touche has no direct or material indirect financial interest in the Company, ACIM or ACC, other than receipt of fees for services to the Company. Deloitte & Touche representatives are not expected to be present at the meeting.


18        PROPOSAL 3                        AMERICAN CENTURY INVESTMENTS


 VOTING INFORMATION

   The approval of a simple majority (i.e., one more than half) of the votes of the Company represented at the meeting, provided at least a quorum is represented in person or by proxy, is necessary to ratify the selection of the independent auditors. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP.

                                  PROPOSAL 4:
                           ADOPTION OF STANDARDIZED
                                  FUNDAMENTAL
                            INVESTMENT RESTRICTIONS

 BENEFITS OF ADOPTING STANDARDIZED INVESTMENT RESTRICTIONS

   The primary purpose of this Proposal is to revise the Funds' fundamental investment restrictions to conform to restrictions that are standard for similar types of funds managed by ACIM. The Directors have concurred with ACIM's efforts to analyze the fundamental and non-fundamental investment restrictions of the various funds offered by the American Century family of mutual funds and, where practical and appropriate to a Fund's investment objective and policies, propose to shareholders the adoption of standard fundamental restrictions. In many cases, when a fundamental restriction is eliminated, a similar non-fundamental restriction will replace it. When these restrictions are non-fundamental, the Board of Directors may amend the restrictions, as it deems appropriate, without seeking a shareholder vote. The Board of Directors may approve an amendment, for example, to respond to developments in the marketplace or changes in federal or state law.

   It is NOT anticipated that any of the changes will substantially affect the way the Funds are currently managed. ACIM is presenting them to shareholders for approval because ACIM believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with both fundamental and non-fundamental investment restrictions. Set forth below, as subsections of this Proposal, are detailed descriptions of each of the proposed changes. You will be given the option to instruct your insurance company to approve all, some or none of the proposed changes on the voting instruction card enclosed with this Proxy Statement.


        PROXY STATEMENT                                     PROPOSAL 4       19


   A listing of the proposed standard fundamental investment restrictions to be adopted by each Fund (except VP Income & Growth, which has already adopted these restrictions) is set forth in Appendix II. A listing of the current fundamental investment restrictions of the Funds (except VP Income & Growth) is set forth in Appendix III. The terms "Fund" and "Funds," when used in the description of this Proposal 4, excludes VP Income & Growth.

 CHANGE #1        TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
                  CONCERNING DIVERSIFICATION OF INVESTMENTS

   The current fundamental investment limitation of the Funds, other than VP Value, regarding diversification of investments provides that a Fund cannot purchase the securities of an issuer if the purchase would cause more than 5% of the Fund's assets at market value to be invested in the securities of such issuer, except U. S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Fund's portfolio. VP Value applies this limitation to 75% of its total assets. It is proposed that shareholders approve eliminating this fundamental investment limitation.

   The Funds have elected to be "diversified open-end management investment companies" under the Investment Company Act, which requires the limitations contained in the current fundamental restriction apply to 75% of the total assets of the Funds. The current policy of the Funds (except VP Value) is more restrictive, applying the limitations on ownership to 100% of their portfolios. The primary purpose of the proposed change, with respect to the Funds other than VP Value, is to allow the Funds to invest in accordance with the limits contained in the Investment Company Act for diversified companies.

   This would allow large Funds the flexibility to purchase larger amounts of issuers' securities when ACIM deems an opportunity attractive. The new policy would allow the investment policies of the Funds to conform with the definition of "diversified" as it appears in the Investment Company Act. Please note that the Funds could not change their election to be a diversified company without a further shareholder vote.

   The elimination of the fundamental policy will allow VP Value, which currently applies the Investment Company Act standard, to respond more quickly to changes of that standard, as well as to other legal, regulatory and market developments without the delay or expense of a shareholder vote. The elimination of the fundamental policy also would conform to the limitations of the Funds with the limitation that is standard for other diversified funds managed by ACIM. Adoption of this change is not expected to materially affect the operation of the Funds.


20        PROPOSAL 4                        AMERICAN CENTURY INVESTMENTS


 CHANGE #2        TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                  CONCERNING THE ISSUANCE OF SENIOR SECURITIES

   The Funds' current fundamental investment limitation regarding the issuance of senior securities states that a Fund shall not issue any senior security.

   It is proposed that shareholders approve replacing the Funds' current fundamental investment limitation with the following fundamental investment limitation governing the issuance of senior securities:

   "The Fund shall not issue senior securities, except as permitted under the Investment Company Act of 1940."

   The primary purpose of this proposed change is to revise the Funds' fundamental senior securities limitation to conform to a limitation that is standard for other funds managed by ACIM. If the proposal is approved, the new fundamental senior securities limitation also will require shareholder approval to modify.

   The proposed limitation clarifies that the Funds may issue senior securities to the full extent permitted under the Investment Company Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund that has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The Investment Company Act generally prohibits mutual funds from issuing any such security; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are met. For example, a transaction that obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is farther away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The Funds would utilize transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the Investment Company Act.

   Adoption of the proposed limitation on senior securities is not expected to materially affect the operation of the Funds. However, adoption of a standardized fundamental investment limitation will facilitate ACIM's investment compliance efforts and will allow the Fund to respond to developments in the mutual fund industry and the law that may make the use of permissible senior securities advantageous.


        PROXY STATEMENT                                     PROPOSAL 4       21


 CHANGE #3        TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                  CONCERNING BORROWING

   The Funds' current fundamental investment limitation concerning borrowing states generally that a Fund shall not borrow money, except in an amount not in excess of 5% of the total assets of the Fund, and then only for emergency and extraordinary purposes, including payment for shares redeemed.

   It is proposed that shareholders approve replacing the Funds' current fundamental investment limitation with the following fundamental investment limitation governing borrowing:

   "The Fund shall not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331U3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings)."

   If the proposal is approved, the Funds also would adopt a non-fundamental limitation intended to prevent leveraging of the Funds. The non-fundamental limitation could be changed without a shareholder vote and would state the following:

   "As an operating policy, the Fund shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund."

   The primary purpose of the proposed change to the fundamental investment limitation concerning borrowing is to conform it to a limitation that is standard for other funds managed by ACIM. If the proposal is approved, the amended fundamental borrowing limitation could not be changed without a shareholder vote.

   Adoption of the proposed limitation is not currently expected to materially affect the operations of the Funds. However, the Funds' current limitation restricts borrowing to 5% of total assets, rather than the 331U3% in the proposed limitation. The proposed limitation therefore would allow a Fund to purchase a security while borrowings representing more than 5% of total assets are outstanding. While the Funds have no current intention to purchase securities while borrowings equal to 5% of their total assets are outstanding, the flexibility to do so may be beneficial to the Funds at a future date.

 CHANGE #4        TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                  CONCERNING LENDING

   The Funds' current fundamental investment limitation concerning lending states generally that a Fund shall not make loans to other persons, but may lend its portfolio securities to unaffiliated persons. The Funds' current


22   PROPOSAL 4                                    AMERICAN CENTURY INVESTMENTS


policy is that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned. During the existence of the loan, the Funds must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The Funds also must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Funds to vote the securities. It is also the current policy of the Funds not to permit interest and dividends on loaned securities of any Fund to exceed 10% of the annual gross income of that Fund (without offset for realized capital gains).

   It is proposed that shareholders approve the replacement of the foregoing investment limitations with the following amended fundamental limitation concerning lending (which, if approved, could not be changed without a shareholder vote):

   "The Fund shall not lend any security or make any other loan if, as a result, more than 331U3% of the Fund's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."

   The proposal is not expected to materially affect the operation of the Funds. However, the proposed limitation would clarify the Funds' ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond those of conventional debt securities because they may provide less legal protection for the Funds, or there may be a requirement that the Funds supply additional cash to a borrower on demand.

   Finally, the adoption of standardized investment limitations proposed will advance the goals of investment limitation standardization.

 CHANGE #5        TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                  CONCERNING INVESTING FOR CONTROL AND CONCENTRATION
                  OF INVESTMENTS IN A PARTICULAR INDUSTRY

   The Funds currently have a fundamental investment limitation regarding investment for control and the concentration of investments in a particular industry, which states generally that a Fund shall not invest for control or for management, or concentrate its investment in a particular company or a particular industry by investing more than 25% of its assets, exclusive of cash and government securities, in securities of any one industry.

   Shareholders are being asked to approve an amendment of the above investment limitation. As proposed, the Funds' current fundamental invest-


PROXY STATEMENT                                                  PROPOSAL 4   23


ment limitation will be replaced by two new fundamental investment limitations. The first of these will relate to investment for control and will provide as follows:

   "The Fund shall not invest for purposes of exercising control over management."

   The second fundamental investment limitation arising out of this sub-proposal will govern concentration of investments:

   "The Fund shall not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities)."

   The primary purpose of the proposed amendment is to adopt limitations that are standard for other funds managed by ACIM. If the proposal is approved, the new fundamental investment limitations may not be changed without a shareholder vote.

 CHANGE #6        TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
                  REGARDING INVESTMENTS IN ILLIQUID SECURITIES

   Each Fund currently has a fundamental investment limitation concerning illiquid securities that provides that a Fund shall not invest more than 15% of its assets in illiquid investments.

   It  is  proposed  that   shareholders   approve  replacing  this  fundamental
limitation with the following non-fundamental limitation:

   "As an operating policy, the Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market."

   Under the rules established by the Securities and Exchange Commission (the "SEC"), mutual funds are required to price their shares daily and to offer daily redemptions with payment to follow within seven days of the redemption request. In order to ensure that funds can satisfy these requirements, the SEC requires mutual funds to limit their holdings in illiquid securities to 15% of their net assets. This is due to the fact that illiquid securities may be difficult to value daily and difficult to sell promptly at an acceptable price.

   The percentage limitation restricting the amount a mutual fund may invest in illiquid securities has been changed by the SEC over time. For example, prior to 1993, the limit on a fund's investment in illiquid securities was 10%.


24        PROPOSAL 4                        AMERICAN CENTURY INVESTMENTS


   In order to be able to respond to regulatory and market developments without the delay and expense of a shareholder vote, we are asking that shareholders eliminate this fundamental investment limitation and replace it with a similar non-fundamental limitation. While non-fundamental investment limitations can be changed without shareholder approval, such changes still require the approval of your Board of Directors.

   If this proposal is approved by shareholders, the specific types of securities that may be deemed illiquid will be determined by ACIM, utilizing the guidelines that it currently uses.

   The types of securities that may be considered illiquid by ACIM will vary over time based on changing market and regulatory conditions. In determining the liquidity of each Fund's investments, ACIM may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), or (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Currently, ACIM anticipates treating the following as illiquid securities: repurchase agreements maturing in more than seven days; over-the-counter options; non-government-stripped, fixed-rate, mortgage-backed securities; some government-stripped, fixed-rate, mortgage-backed securities; loans and other direct debt instruments; and swap agreements.

   The proposed change will not materially impact the operation of the Funds. However, adoption of a standardized, non-fundamental investment limitation will facilitate ACIM's investment compliance efforts and will enable the Funds to respond more promptly if circumstances suggest such a change in the future.

 CHANGE #7        TO ELIMINATE THE FUNDAMENTAL LIMITATION CONCERNING
                  INVESTMENTS IN OTHER INVESTMENT COMPANIES

   The Funds' current fundamental limitation concerning investments in other investment companies states that a Fund shall not purchase shares of another investment company if immediately after the purchase (a) the Fund owns more than 3% of the total outstanding stock of the other investment company, (b) the securities that the Fund owns of the other investment company exceed 5% of the total assets of the Fund, or (c) the securities that the Fund owns of all other investment companies exceed 10% of the value of the total assets of the Fund. Shareholders are being asked to approve the elimination of this policy.

   The ability of mutual funds to invest in other investment companies is restricted by the Investment Company Act, which requires that a fund not invest more than 10% of its total assets in other investment companies. These restrictions will remain applicable to the Funds regardless of whether they are recited in a fundamental limitation. As a result, elimination of the


   PROXY STATEMENT                                               PROPOSAL 4   25


above fundamental limitation is not expected to have any material impact on the Funds' investment practices, except to the extent that regulatory requirements may change in the future.

 CHANGE #8        TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                  CONCERNING INVESTMENTS IN REAL ESTATE

   The Funds currently have a fundamental investment limitation regarding the purchase of real estate that states generally that a Fund shall not purchase or sell real estate or real estate mortgage loans, but may invest in securities of issuers that deal in real estate or real estate mortgage loans.

   Shareholders are being asked to approve amendment of the above investment limitation. As proposed, the Funds' current fundamental investment limitation will be replaced by the following fundamental investment limitation, which will govern future purchases and sales of real estate:

   "The Fund shall not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business."

   The primary purpose of the proposed amendment is to clarify the types of securities in which the Funds are authorized to invest and to conform the Funds' fundamental real estate limitation to a limitation that is standard for other funds managed by ACIM. If the proposal is approved, the new fundamental real estate limitation may not be changed without a shareholder vote.

   The proposed limitation would make it explicit that each of the Funds may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Any investments in these securities are, of course, subject to the Funds' investment objectives and policies and to other limitations regarding diversification and concentration. The proposed limitation also specifically permits the Funds to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the Funds regularly invest, ACIM considers this to be a remote possibility.

   To the extent that a Fund buys securities and instruments of companies in the real estate business, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income and interest rates. Performance also could be affected by the structure, cash flow and skill of real estate companies.

   While the proposed change will have no current impact on the Funds, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization.


26        PROPOSAL 4                        AMERICAN CENTURY INVESTMENTS


 CHANGE #9        TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                  CONCERNING UNDERWRITING

   Each Fund is currently subject to a fundamental investment limitation concerning underwriting that provides that a Fund shall not underwrite any securities.

   It is proposed that shareholders approve replacing the current limitation with the following fundamental investment limitation concerning underwriting:

   "The Fund shall not act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

   The primary purpose of the proposed amendment is to clarify that the Funds are not prohibited from selling restricted securities if, as a result of the sale, the Funds would be considered underwriters under federal securities law. It is also intended to revise the Funds' fundamental limitation on underwriting so that it conforms to a limitation that is standard for other funds managed by ACIM. While the proposed change will have no current impact on the Funds, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization.

 CHANGE #10       TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                  CONCERNING COMMODITIES

   The Funds are currently subject to a fundamental investment limitation that prohibits them from purchasing or selling commodities or commodity contracts, including futures contracts.

   It is proposed that  shareholders  approve  replacing the current  limitation
with  the  following  amended  fundamental   investment   limitation  concerning
commodities:

   "The Fund shall not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided that this policy shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities."

   The proposed amendment is intended to allow appropriate Funds to have the flexibility to invest in futures contracts and related options, including financial futures such as interest rate and stock index futures (S&P 500, etc.). ACIM recognizes that investment in futures contracts and related options may not be appropriate for all of the Funds. If the proposed amendment is approved, ACIM and your Board of Directors will determine the appropriateness of investment in futures contracts (including financial futures) and


   PROXY STATEMENT                                              PROPOSAL 4   27


related options on a fund-by-fund basis. ACIM would propose that the Board of Directors adopt a non-fundamental limitation allowing investment in certain types of futures contracts and related options for those Funds for which the Directors and ACIM determine such investment is appropriate. The adoption of such a non-fundamental limitation by the Board of Directors of a Fund will be accompanied by appropriate disclosure of such policy in the Prospectus and/or Statement of Additional Information of the Fund.

   The proposed amendment also will serve the purpose of conforming the limitation to a limitation that is standard for other funds managed by ACIM. While the proposed change will have no material impact on the operation of the Funds, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization.

 CHANGE #11       TO ELIMINATE THE FUNDAMENTAL LIMITATION CONCERNING
                  INVESTMENTS IN ISSUERS WITH LESS THAN THREE YEARS OF
                  CONTINUOUS OPERATIONS

   Each Fund is currently subject to a fundamental investment limitation that provides that a Fund shall not invest in securities of companies that, including predecessors, have a record of less than three years of continuous operation (often called "unseasoned issuers"). It is proposed that shareholders approve the elimination of the above fundamental investment limitation.

   This investment limitation originally was adopted in response to state "Blue Sky" requirements in connection with the registration of shares of the Funds for sale. These requirements are no longer applicable to the Funds. The Investment Company Act does not contain a similar restriction. ACIM does not believe that a blanket prohibition against these types of investments is in the best interests of the Funds, especially for those Funds that invest in smaller companies. Accordingly, it is recommending the change. These smaller companies may present greater opportunities for capital appreciation, but also may involve greater risks than large, mature issuers. Such companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger companies. In addition, information regarding these smaller companies may be less available and, when available, may be incomplete or inaccurate. The securities of such companies also may be more likely to be delisted from trading on their primary exchange. As a result, the securities of smaller companies may experience significantly more price volatility and less liquidity than securities of larger companies, and any resulting volatility and limited liquidity will impact the Funds.

   ACIM recognizes that the investment in securities of companies with less than three years of continuous operating history may not be appropriate for all of the Funds. If the proposed amendment is approved, ACIM and your Board of Directors will determine the appropriateness of such investments


28   PROPOSAL 4                                    AMERICAN CENTURY INVESTMENTS


on a fund-by-fund basis. ACIM would propose that the Board of Directors adopt a non-fundamental limitation allowing investment in securities of issuers with less than three years of continuous operating history for those Funds for which the Directors and ACIM determine such investment is appropriate. The adoption of such a non-fundamental limitation by the Board of Directors of a Fund will be accompanied by appropriate disclosure of such policy in the Prospectus and/or Statement of Additional Information of such Fund.

 CHANGE #12       TO ELIMINATE THE FUNDAMENTAL LIMITATION CONCERNING
                  MARGIN PURCHASES, SHORT SALES AND OPTIONS

   Each Fund is currently subject to a fundamental investment restriction concerning margin purchases, short sales and options that provides that a Fund shall not buy securities on margin or sell short (unless it owns, or by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold) or, except with regard to VP Value, write put or call options. VP Value may, however, make margin deposits in connection with the use of any financial instrument or securities transaction permitted by its fundamental policies. It is proposed that shareholders approve the elimination of this fundamental investment limitation.

   If the proposal is approved, the current fundamental limitation will be replaced with several non-fundamental limitations that could be changed without a shareholder vote. First, the proposed non-fundamental limitation governing short sales is as follows:

   "As an operating policy, the Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."

   In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options or convertible bonds.

   ACIM recognizes that short sales may not be appropriate for all of the Funds. If the proposal is approved, ACIM and the Board of Directors of the Funds will determine the appropriateness of short sales on a fund-by-fund basis. Appropriate disclosure of this practice also will be included in such Fund's Prospectus and/or Statement of Additional Information.

   Second, the proposed non-fundamental limitation relating to margin purchases is as follows:


        PROXY STATEMENT                                     PROPOSAL 4       29


   "As an operating policy, the Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."

   Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Funds' current fundamental limitation prohibits the Funds from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions. However, policies of the SEC allow mutual funds to purchase securities on margin for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.

   Finally, for a discussion of a proposed non-fundamental policy relating to futures and options, see Change #10 concerning commodities.

   Elimination of the Funds' fundamental limitation on margin purchases, short sales and options is unlikely to materially impact the Funds' investment techniques at this time. However, ACIM believes that efforts to standardize the Funds' investment limitations with those of the other Funds in the ACIM family of funds will facilitate ACIM's investment compliance efforts and are in the best interests of shareholders.

 VOTING INFORMATION

   For a Fund to approve a proposal modifying fundamental investment policies, the proposal must receive an affirmative vote of (i) 67% or more of the votes of the Fund present at the meeting, so long as the holders of more than 50% of the Fund's outstanding votes are present or represented by proxy; or (ii) more than 50% of the outstanding votes of the Fund, whichever is less. If you wish to instruct your insurance company to vote against one or more of the proposed changes to the fundamental investment restrictions, you may do so as explained on the enclosed voting instruction card.

   ACIM believes that adopting uniform limitations, as well as ones that are appropriate to the Funds, are in the best interests of Fund shareholders. Your Board of Directors supports those efforts.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS.


30        OTHER MATTERS                     AMERICAN CENTURY INVESTMENTS


                                 OTHER MATTERS

 OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

   The Board of Directors knows of no other business to be brought before the meeting. However, if any other matters are properly brought before the meeting, it is the intention that insurance company proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the proxy.

 SUBMISSION OF SHAREHOLDER PROPOSALS

   The Funds do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a Proxy Statement for a subsequent shareholder meeting should send their written proposals to Patrick A. Looby, Vice President and Associate General Counsel, American Century Investments, P.O. Box 419200, Kansas City, Missouri 64141-6200.

 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

   Please advise the applicable Fund(s), in care of American Century Investments, P.O. Box 419200, Kansas City, Missouri 64141-6200, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

September 24, 1998
                                             Patrick A. Looby
                                             Vice President and Secretary


        PROXY STATEMENT                                  OTHER MATTERS       31


                                  SCHEDULE I
                          NUMBER OF OUTSTANDING VOTES
                            AS OF SEPTEMBER 4, 1998

                                                          NUMBER OF VOTES
FUND                                                  AS OF SEPTEMBER 4, 1998
---------------------------------------------------------------------------
VP Capital Appreciation                                 371,047,936.66
VP International                                        375,512,423.31
VP Value                                                249,084,176.19
VP Balanced                                             237,468,087.04
VP Income & Growth                                       47,117,585.10
VP Advantage                                             24,059,561.93


32   SCHEDULE I NUMBER OF OUTSTANDING VOTES       AMERICAN CENTURY INVESTMENTS


                                  APPENDIX I
                         PROPOSED MANAGEMENT AGREEMENT

   THIS MANAGEMENT AGREEMENT (the "Agreement"), is made as of the _____ day of __________, 1998, by and between AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., a Maryland corporation (hereinafter called the "Corporation"), and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC., a Delaware corporation (hereinafter called the "Investment Manager"). In consideration of the mutual promises and agreements herein contained, the parties agree as follows:

1. INVESTMENT MANAGEMENT SERVICES. The Investment Manager shall supervise the investments of each series of shares of the Corporation contemplated as of the date hereof, and such subsequent series of shares as the Corporation shall select the Investment Manager to manage. In such capacity, the Investment Manager shall either directly, or through the utilization of others as contemplated by Section 7 below, maintain a continuous investment program for each such series, determine what securities shall be purchased or sold by each series, secure and evaluate such information as it deems proper, and take whatever action is necessary or convenient to perform its functions, including the placing of purchase and sale orders.

2. COMPLIANCE WITH LAWS. All functions undertaken by the Investment Manager hereunder shall at all times conform to, and be in accordance with, any requirements imposed by:

     (a) the Investment Company Act of 1940, as amended (the "Investment Company Act"), and any rules and regulations promulgated thereunder;

     (b)   any other applicable provisions of law;

     (c) the Articles of Incorporation of the Corporation as amended from time to time;

     (d)   the By-laws of the Corporation as amended from time to time; and

     (e) the registration statement(s) of the Corporation, as amended from time to time, filed under the Securities Act of 1933 and the Investment Company Act.

3. BOARD SUPERVISION. All needed functions undertaken by the Investment Manager hereunder shall at all times be subject to the direction of the Board of Directors of the Corporation, its Executive Committee, or any committee or officers of the Corporation acting under the authority of the Board of Directors.


        PROXY STATEMENT                                     APPENDIX I       33


4. PAYMENT OF EXPENSES. The Investment Manager will pay all of the expenses of each series of the Corporation's shares that it shall manage, other than interest, taxes, brokerage commissions, extraordinary expenses, and the fees and expenses (including counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act (hereinafter referred to as the "Independent Directors"). The Investment Manager will provide the Corporation with all physical facilities and personnel required to carry on the business of each series of the Corporation's shares that it shall manage, including but not limited to office space, office furniture, fixtures and equipment, office supplies, computer hardware and software, and salaried and hourly paid personnel. The Investment Manager may at its expense employ others to provide all or any part of such facilities and personnel.

5. ACCOUNT FEES. The Corporation, by resolution of the Board of Directors, including a majority of the Independent Directors, may from time to time authorize the imposition of a fee as a direct charge against shareholder accounts of one or more of the series, with such fee to be retained by the Corporation or to be paid to the Investment Manager to defray expenses that would otherwise be paid by the Investment Manager in accordance with the provisions of paragraph 4 of this Agreement. At least sixty (60) days' prior written notice of the intent to impose such fee must be given to the shareholders of the affected series.

6. MANAGEMENT FEES.

     (a) In consideration of the services provided by the Investment Manager, each series of shares of the Corporation managed by the Investment Manager shall pay to the Investment Manager a per annum management fee (hereinafter, the "Applicable Fee"), as follows:

           NAME OF SERIES                    APPLICABLE FEE
           -----------------------------------------------------------------
           VP Capital Appreciation           1.00% on first $500 million
                                             0.95% on next $500 million
                                             0.90% thereafter

           VP International                  1.50% on first $250 million
                                             1.20% on next  $250  million
                                             1.10% thereafter

           VP Value                          1.00% on first $500 million
                                             0.95% on next $500 million
                                             0.90% thereafter


34        APPENDIX I                        AMERICAN CENTURY INVESTMENTS


           NAME OF SERIES                    APPLICABLE FEE
           -----------------------------------------------------------------
           VP Balanced                       0.90% on first $250 million
                                             0.85% on next $250 million
                                             0.80% thereafter

           VP Income & Growth                0.70% on all assets

           VP Advantage                      1.00% on all assets

     (b) On the first business day of each month, each series of shares shall pay the management fee, at the rate specified by subparagraph (a) of this paragraph 6, to the Investment Manager for the previous month. The fee for the previous month shall be calculated by multiplying the Applicable Fee for such series by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which shall be the number of days in the previous month, and the denominator of which shall be 365 (366 in leap years).

     (c) In the event that the Board of Directors of the Corporation shall determine to issue any additional series of shares for which it is proposed that the Investment Manager serve as investment manager, the Corporation and the Investment Manager shall enter into an Addendum to this Agreement setting forth the name of the series, the Applicable Fee and such other terms and conditions as are applicable to the management of such series of shares.

7. SUBCONTRACTS. In rendering the services to be provided pursuant to this Agreement, the Investment Manager may, from time to time, engage or associate itself with such persons or entities as it determines is necessary or convenient in its sole discretion and may contract with such persons or entities to obtain information, investment advisory and management services, or such other services as the Investment Manager deems appropriate. Any fees, compensation or expenses to be paid to any such person or entity shall be paid by the Investment Manager, and no obligation to such person or entity shall be incurred on behalf of the Corporation. Any arrangement entered into pursuant to this paragraph shall, to the extent required by law, be subject to the approval of the Board of Directors of the Corporation, including a majority of the Independent Directors, and the shareholders of the Corporation.

8. CONTINUATION OF AGREEMENT. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until July 31, 2000, and for as long thereafter as its continuance is specifically approved at least annually
   (i) by the Board of Directors of the Corporation or by the


   PROXY STATEMENT                                               APPENDIX I   35


   vote of a majority of the outstanding voting securities of the Corporation, and (ii) by the vote of a majority of the directors of the Corporation, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

9. TERMINATION. This Agreement may be terminated by the Investment Manager at any time without penalty upon giving the Corporation 60 days' written notice, and may be terminated at any time without penalty by the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Corporation on 60 days' written notice to the Investment Manager.

10.EFFECT OF ASSIGNMENT. This Agreement shall automatically terminate in the event of assignment by the Investment Manager, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

11.OTHER ACTIVITIES. Nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or the right of any of its officers, directors or employees (who may also be a director, officer or employee of the Corporation), to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

12.STANDARD OF CARE. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of the Investment Manager, it, as an inducement to enter into this Agreement, shall not be subject to liability to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

13.SEPARATE AGREEMENT. The parties hereto acknowledge that certain provisions of the Investment Company Act, in effect, treat each series of shares of an investment company as a separate investment company. Accordingly, the parties hereto hereby acknowledge and agree that, to the extent deemed appropriate and consistent with the Investment Company Act, this Agreement shall be deemed to constitute a separate agreement between the Investment Manager and each series of shares of the Corporation managed by the Investment Manager.

14.USE OF THE NAMES "AMERICAN CENTURY," "TWENTIETH CENTURY" AND "BENHAM." The names "American Century," "Twentieth Century" and "Benham" and all rights to the use of the names "American Century,"


36   APPENDIX I                                    AMERICAN CENTURY INVESTMENTS


   "Twentieth Century" and "Benham" are the exclusive property of American Century Services Corporation ("ACSC"). ACSC has consented to, and granted a non-exclusive license for, the use by the Corporation of the names "American Century," "Twentieth Century" and "Benham" in the name of the Corporation and any series of shares thereof. Such consent and non-exclusive license may be revoked by ACSC in its discretion if ACSC, the Investment Manager, or a subsidiary or affiliate of either of them is not employed as the investment adviser of each series of shares of the Corporation. In the event of such revocation, the Corporation and each series of shares thereof using the names "American Century," "Twentieth Century" or "Benham" shall cease using the names "American Century," "Twentieth Century" or "Benham," unless otherwise consented to by ACSC or any successor to its interest in such names.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

Attest:                                AMERICAN CENTURY VARIABLE
                                       PORTFOLIOS, INC.

--------------------------             --------------------------
Brian L. Brogan                        Patrick A. Looby
Assistant Secretary                    Vice President


Attest:                                AMERICAN CENTURY INVESTMENT
                                       MANAGEMENT, INC.

--------------------------             --------------------------
Patrick A. Looby                       Robert C. Puff Jr.
Assistant Secretary                    President


        PROXY STATEMENT                                     APPENDIX I       37


                                  APPENDIX II
                        PROPOSED STANDARD FUNDAMENTAL
                           INVESTMENT RESTRICTIONS

1. The Fund shall not issue senior securities, except as permitted under the Investment Company Act of 1940.

2. The Fund shall not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331U3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

3. The Fund shall not lend any security or make any other loan if, as a result, more than 331U3% of the Fund's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

4. The Fund shall not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

5. The Fund shall not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

6. The Fund shall not act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

7. The Fund shall not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

8. The Fund shall not invest for purposes of exercising control over management.


38        APPENDIX II                       AMERICAN CENTURY INVESTMENTS


                                 APPENDIX III
                             CURRENT FUNDAMENTAL
                           INVESTMENT RESTRICTIONS

    1. No series of shares shall invest more than 15% of its assets in illiquid investments.

    2. No series of shares shall invest in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.

    3. No series of shares shall make loans to other persons, but may lend its portfolio securities to unaffiliated persons. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned; during the existence of the loan, the corporation must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the corporation must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the corporation to vote the securities. The interest and dividends on loaned securities of either series may not exceed 10% of the annual gross income of that series (without offset for realized capital gains).

    4. Except with regard to VP Value to which this restriction shall apply with regard to 75% of its portfolio, no series of shares shall purchase the security of any one issuer if such purchase would cause more than 5% of the assets of such series at market value to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the portfolio of such series.

    5. No series of shares shall invest for control or for management, or concentrate its investment in a particular company or a particular industry. No more than 25% of the assets of each series, exclusive of cash and government securities, will be invested in securities of any one industry. The corporation may make its own reasonable industry classifications based on information derived from published manuals, financial database services and the corporation's analysis of the financial statements of affected companies.


        PROXY STATEMENT                                   APPENDIX III       39


    6. No series of shares shall buy securities on margin or sell short unless it owns, or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to, the securities sold (however, VP Value may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted by its fundamental policies) or, except with regard to VP Value, write put or call options.

    7. No series of shares shall purchase shares of another investment company if immediately after the purchase (a) the corporation owns more than 3% of the total outstanding stock of the other investment company, or (b) the securities that the corporation owns of the other investment company exceed 5% of the total assets of the corporation, or (c) the securities that the corporation owns of all other investment companies exceed 10% of the value of the total assets of the corporation.

    8.  No series of shares shall issue any senior security.

    9.  No series of shares shall underwrite any security.

    10. No series of shares shall purchase or sell real estate or real estate mortgage loans, but may invest in securities of issuers that deal in real estate or real estate mortgage loans.

    11. Except with regard to VP Value, no series of shares shall purchase or sell commodities or commodity contracts, including futures contracts

    12. No series of shares shall borrow any money with respect to any series of its stock, except in an amount not in excess of 5% of the total assets of the series, and then only for emergency and extraordinary purposes, including payment for shares redeemed.


40        APPENDIX III                      AMERICAN CENTURY INVESTMENTS


                                     NOTES


        PROXY STATEMENT                                              NOTES   41


                        [american century logo(reg.sm)]
                                    American
                                    Century

9809           [recycled logo]
SH-BKT-13581      Recycled

                                   PROXY CARD

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 16, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("ACVP"). The undersigned hereby appoints Patrick A. Looby, Charles A. Etherington and Brian L. Brogan, and each of them, with power to act alone and with full power of substitution and revocation, as attorneys and proxies for the undersigned to attend the Special Meeting of Shareholders, and all adjournments thereof, and to vote the shares of stock of ACVP held of record by the undersigned, with respect to the following items, as specifically set forth below. Such items are more fully discussed in the Notice of Special Meeting of Shareholders and Proxy Statement each dated September 17, 1998, receipt of which is hereby acknowledged by the undersigned. The Board of Directors recommends a vote "FOR" each item.

Item 1.

Number of shares FOR each director nominee listed:

Name of nominees: Account No:____________            Account No:____________

                                    Number of Shares            Number of Shares
1.       T.A. Brown                 ________________            ________________
2.       R.W. Doering, M.D.         ________________            ________________
3.       A.C. Hall, Ph.D.           ________________            ________________
4.       D.D. Hock                  ________________            ________________
5.       D.H. Pratt                 ________________            ________________
6.       L.T. Silver, Jr.           ________________            ________________
7.       J.E. Stowers, Jr.          ________________            ________________
8.       J.E. Stowers III           ________________            ________________
9.       M.J. Strandjord            ________________            ________________

Number of shares AGAINST or WITHHOLD AUTHORITY as follows:

Name of nominees: Account No:____________            Account No:____________

                                    Number of Shares            Number of Shares
1.       T.A. Brown                 ________________            ________________
2.       R.W. Doering, M.D.         ________________            ________________
3.       A.C. Hall, Ph.D.           ________________            ________________
4.       D.D. Hock                  ________________            ________________
5.       D.H. Pratt                 ________________            ________________
6.       L.T. Silver Jr.            ________________            ________________
7.       J.E. Stowers Jr.           ________________            ________________
8.       J.E. Stowers III           ________________            ________________
9.       M.J. Strandjord            ________________            ________________


Item 2.

         Proposal to approve a Management Agreement with American Century Investment Management, Inc.

Account No:          Number of          Number of           Number of
                     shares FOR         shares AGAINST      shares ABSTAIN
________________     ________________   ________________    ________________
________________     ________________   ________________    ________________


Item 3.

         Proposal to ratify the selection of the accounting firm of Deloitte & Touche LLP as ACVP's independent auditors.

Account No:          Number of          Number of           Number of
                     shares FOR         shares AGAINST      shares ABSTAIN
________________     ________________   ________________    ________________
________________     ________________   ________________    ________________



Item 4.

         Proposal to approve the adoption of standardized investment limitations by amending or eliminating certain of ACVP's current fundamental investment restrictions.

Account No.        Proposed   Number of        Number of          Number of
                   Change     shares FOR       shares AGAINST     shares ABSTAIN
_____________      #1         ____________     ______________     ______________
                   #2         ____________     ______________     ______________
                   #3         ____________     ______________     ______________
                   #4         ____________     ______________     ______________
                   #5         ____________     ______________     ______________
                   #6         ____________     ______________     ______________
                   #7         ____________     ______________     ______________
                   #8         ____________     ______________     ______________
                   #9         ____________     ______________     ______________
                   #10        ____________     ______________     ______________
                   #11        ____________     ______________     ______________
                   #12        ____________     ______________     ______________


Account No.        Proposed   Number of        Number of          Number of
                   Change     shares FOR       shares AGAINST     shares ABSTAIN
_____________      #1         ____________     ______________     ______________
                   #2         ____________     ______________     ______________
                   #3         ____________     ______________     ______________
                   #4         ____________     ______________     ______________
                   #5         ____________     ______________     ______________
                   #6         ____________     ______________     ______________
                   #7         ____________     ______________     ______________
                   #8         ____________     ______________     ______________
                   #9         ____________     ______________     ______________
                   #10        ____________     ______________     ______________
                   #11        ____________     ______________     ______________
                   #12        ____________     ______________     ______________

         In their discretion, the proxies are authorized to vote upon other business that may properly come before the Special Meeting.

         THIS PROXY WILL BE VOTED AS DIRECTED ABOVE, OR, IF NO DIRECTION IS MADE, ALL SHARES HELD OF RECORD WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4.


Dated _______________, 1998

                                             (Name of Record Owner)


                                             By:
                                             Name:
                                             Title:


                                             The record owner of the accounts
                                             voted above must sign this Proxy.


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.